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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of Nashua Corporation (the "Company") for the period ended June 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John
L. Patenaude, Vice President-Finance and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ John L. Patenaude
                                            ------------------------------------
Dated:  August 6, 2003                      John L. Patenaude
        ---------------------               Vice President-Finance and
                                            Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Nashua Corporation and will be retained by Nashua Corporation and furnished to the Securities and Exchange Commission or its staff upon request.



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